UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 25, 2024

BMO 2024-5C4 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0002016125)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

Argentic Real Estate Finance 2 LLC

(Central Index Key number 0001968416)

Wells Fargo Bank, National Association

(Central Index Key number 0000850779)

Starwood Mortgage Capital LLC

(Central Index Key number 0001548405)

Citi Real Estate Funding Inc.

(Central Index Key number 0001701238)

Goldman Sachs Mortgage Company

(Central Index Key number 0001541502)

LMF Commercial, LLC

(Central Index Key number 0001592182)

UBS AG

(Central Index Key number 0001685185)

German American Capital Corporation

(Central Index Key number 0001541294)

(Exact name of sponsors as specified in their charters)

Delaware	333-255934-12	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 885-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On May 15, 2024 (the “Closing Date”), BMO 2024-5C4 Mortgage Trust (the “Issuing Entity”) issued the BMO 2024-5C4 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2024-5C4, pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2024 (the “Pooling and Servicing Agreement”), between BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator and as trustee. The Pooling and Servicing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K/A with respect to the Issuing Entity filed with the Securities and Exchange Commission (the “Commission”) on May 15, 2024 under Commission File No. 333-255934-12. Unless otherwise provided herein, capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

As of the Closing Date, the Whole Loan (the “Euclid Apartments Whole Loan”) relating to the Mortgage Loan (the “Euclid Apartments Mortgage Loan”) secured by the Mortgaged Property identified on the Mortgage Loan Schedule as Euclid Apartments was required to be serviced and administered pursuant to the Pooling and Servicing Agreement.

On July 25, 2024, the Servicing Shift Lead Note relating to the Euclid Apartments Whole Loan was contributed to the commercial mortgage securitization transaction (the “WFCM 2024-5C1 Securitization”) involving the issuance of the Wells Fargo Commercial Mortgage Trust 2024-5C1, Commercial Mortgage Pass-Through Certificates, Series 2024-5C1 (the “WFCM 2024-5C1 Certificates”). Upon the issuance of the WFCM 2024-5C1 Certificates, the servicing and administration of the Euclid Apartments Whole Loan are required to be transferred from the Pooling and Servicing Agreement to the pooling and servicing agreement governing the issuance of the WFCM 2024-5C1 Certificates, dated as of July 1, 2024 (the “WFCM 2024-5C1 Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “WFCM 2024-5C1 Depositor”), Wells Fargo Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, N.A., as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

The WFCM 2024-5C1 Pooling and Servicing Agreement, in the form most recently filed with the Commission by or on behalf of the WFCM 2024-5C1 Depositor, is attached hereto as Exhibit 4.1.

The servicing terms of the WFCM 2024-5C1 Pooling and Servicing Agreement applicable to the servicing of the Euclid Apartments Mortgage Loan are similar to the servicing terms of the Pooling and Servicing Agreement, as described in the section captioned “The Pooling and Servicing Agreement” in the Prospectus (the “Prospectus”) with respect to the Issuing Entity filed on April 26, 2024 pursuant to Rule 424(b)(2) under Commission File Number 333-255934-12, but will differ in certain respects as described below and, treating the WFCM 2024-5C1 Pooling and Servicing Agreement as an Outside Servicing Agreement thereunder, in the subsection captioned “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

•	Upon a Euclid Apartments Whole Loan becoming a specially serviced loan under the WFCM 2024-5C1 Pooling and Servicing Agreement, the related Outside Special Servicer will earn a special servicing fee payable monthly with respect to the Euclid Apartments Whole Loan accruing at a rate equal to 0.25% per annum, subject to a minimum monthly special servicing fee of $3,500 for the Euclid Apartments Whole Loan.

•	In connection with a workout of the Euclid Apartments Whole Loan, the related Outside Special Servicer will be entitled to a workout fee equal to 1.00% of each collection of interest (excluding default interest and excess interest) and principal (other than any amount for which a liquidation fee would be paid) received on the Euclid Apartments Whole Loan for so long as it remains a corrected Whole Loan, subject to a minimum workout fee of $25,000 in the aggregate for the Euclid Apartments Whole Loan.
•	The related Outside Special Servicer will be entitled to a liquidation fee of 1.00% of the related payments or proceeds received in connection with the liquidation of the Euclid Apartments Whole Loan or related REO Property, subject to a minimum liquidation fee of $25,000 in the aggregate for the Euclid Apartments Whole Loan.
•	The Mortgaged Property relating to the Euclid Apartments Whole Loan will be subject to inspection (A) at least once every 12 months if the related Pari Passu Companion Loan contributed to the WFCM 2024-5C1 Securitization has an outstanding principal balance of $2,000,000 or more and (b) at least once every 24 months if the related Pari Passu Companion Loan contributed to the WFCM 2024-5C1 Securitization has an outstanding principal balance of less than $2,000,000, in each case commencing in the calendar year 2025 (and each Mortgaged Property is required to be inspected on or prior to December 31, 2026) in a manner substantially similar to that under the Pooling and Servicing Agreement.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Description
Exhibit 4.1	WFCM 2024-5C1 Pooling and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2024	BMO COMMERCIAL MORTGAGE SECURITIES LLC
	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: Chief Executive Officer

BMO 2024-5C4 – Form 8-K